Exhibit 99.1

PRESS RELEASE

FTAI Announces Third Quarter 2015 Results and Dividend of $0.33 per Common Share

NEW YORK, November 3, 2015 - Fortress Transportation and Infrastructure Investors LLC (NYSE:FTAI) (the “Company”) today reported financial results for the period ended September 30, 2015. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

($ in 000s, except per share data)
Selected Financial Results(1)	Q3’15
Funds Available for Distribution (“FAD”)	$15,884
Adjusted Net Income	$1,858
Adjusted Net Income per Share	$0.02
Adjusted EBITDA	$32,619

Net Income (Loss) Attributable to Shareholders	$(11,738)
Basic and Diluted Earnings (Loss) per Share	$(0.16)
Net Cash Provided by Operating Activities	$12,239

1) For definitions and reconciliations of Non-GAAP measures, please refer to the exhibit to this press release.

For the third quarter of 2015, our total FAD was $15.9 million. This amount includes $33.4 million from equipment leasing activities, offset by $(8.1) million and $(9.4) million from infrastructure and corporate activities, respectively. Net Income (Loss) Attributable to Shareholders for the quarter ending September 30, 2015 includes a non-cash impairment charge of $10.5 million recorded by an investment within our shipping containers segment.

Third Quarter 2015 Dividend

The Company’s Board of Directors declared a cash dividend of $0.33 per common share, payable on November 30, 2015, to holders of record on November 20, 2015.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.ftandi.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

The Company will host a conference call on November 4, 2015 at 8:00 A.M. Eastern Time. The conference call may be accessed by dialing 1-855-548-8666 (from within the U.S.) or 1-412-455-6183 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference “FTAI Third Quarter Earnings Call.” A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.ftandi.com.

Following the call, a replay of the conference call will be available after 12:00 P.M. on November 4, 2015 through midnight Tuesday, November 10, 2015 at 1-855-859-2056 (from within the U.S.) or 1-404-537-3406 (from outside of the U.S.), Passcode: 59243984.

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About Fortress Transportation and Infrastructure Investors LLC

Fortress Transportation and Infrastructure Investors LLC owns and acquires high quality infrastructure and equipment that is essential for the transportation of goods and people globally. FTAI targets assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in the Company’s Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

For further information, please contact:

Alan Andreini

Investor Relations

Fortress Transportation and Infrastructure Investors LLC

(212) 798-6128

aandreini@fortress.com

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U.S. FEDERAL INCOME TAX IMPLICATIONS OF DIVIDEND

This announcement is intended to be a qualified notice as provided in the Internal Revenue Code (the “Code”) and the Regulations thereunder. For U.S. federal income tax purposes, the dividend declared in November 2015 will be treated as a partnership distribution. The per share distribution components are as follows:

Distribution Components
U.S. Long Term Capital Gain (1)	$0.0000
Non-U.S. Long Term Capital Gain	$0.0000
U.S. Portfolio Interest Income (2)	$0.1100
U.S. Dividend Income (3)	$0.0000
Income Not from U.S. Sources(4) / Return of Capital	$0.2200
Distribution Per Share	$0.3300

1) U.S. Long Term Capital Gain realized on the sale of a United States Real Property Holding Corporation. As a result, the gain from the sale will be treated as income that is effectively connected with a U.S. trade or business.

2) Eligible for the U.S. portfolio interest exemption for any holder not considered a 10-Percent shareholder under §871(h)(3)(B) of the Code.

3) This income is subject to withholding under §1441 of the Code.

4) This income is not subject to withholding under §1441 or §1446 of the Code.

It is possible that a common shareholder’s allocable share of FTAI’s taxable income may differ from the distribution amounts reflected above.

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Exhibit - Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(Dollar amounts in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues
Equipment leasing revenues	$24,360	$10,571	$70,031	$28,018
Infrastructure revenues	10,873	5,509	32,739	6,493
Total revenues	35,233	16,080	102,770	34,511

Expenses
Operating expenses	17,879	9,360	50,198	12,705
General and administrative	2,568	401	4,905	1,349
Acquisition and transaction expenses	2,206	808	4,172	11,281
Management fees and incentive allocation to affiliate	4,606	1,698	10,505	3,535
Depreciation and amortization	11,548	4,118	32,875	8,741
Interest expense	4,668	1,348	14,240	2,920
Total expenses	43,475	17,733	116,895	40,531

Other income (expense)
Equity in (loss) earnings of unconsolidated entities	(9,584)	1,700	(7,118)	4,831
Gain on sale of equipment, net	1,746	1,849	2,037	4,064
Interest income	159	52	462	66
Other income, net	15	154	6	134
Total other income (expense)	(7,664)	3,755	(4,613)	9,095

(Loss) Income before income taxes	(15,906)	2,102	(18,738)	3,075
Provision for income taxes	150	156	646	714
Net (loss) income	(16,056)	1,946	(19,384)	2,361
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(4,318)	(2,085)	(12,257)	(1,744)
Net (loss) income attributable to shareholders	$(11,738)	$4,031	$(7,127)	$4,105

(Loss) Earnings per Share:
Basic and Diluted	$(0.16)	$0.08	$(0.11)	$0.08
Weighted Average Shares Outstanding:
Basic	75,718,183	53,502,873	64,114,734	53,502,873
Diluted	75,718,183	53,502,873	64,114,734	53,502,873

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FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

CONSOLIDATED BALANCE SHEETS (Unaudited)

(Dollar amounts in thousands, except share and per share data)

	September 30, 2015	December 31, 2014

Assets
Cash and cash equivalents	$448,299	$22,125
Restricted cash	16,169	21,084
Accounts receivable, net	11,849	9,588
Leasing equipment, net	616,019	509,379
Finance leases, net	85,401	102,813
Property, plant, and equipment, net	294,352	227,381
Investment in and advances to unconsolidated entity	11,370	21,569
Tendered bonds	—	298,000
Intangible assets, net	46,648	52,169
Goodwill	116,584	116,584
Other assets	35,445	24,048
Total assets	$1,682,136	$1,404,740

Liabilities
Accounts payable and accrued liabilities	$32,367	$43,174
Debt	274,942	592,867
Maintenance deposits	30,001	35,575
Security deposits	15,950	13,622
Other liabilities	8,066	6,005
Total liabilities	361,326	691,243

Equity
Common shares ($0.01 par value per share; 2,000,000,000 shares authorized; 75,718,183 and 53,502,873 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively)	757	535
Additional paid in capital	1,209,183	613,683
Accumulated deficit	(14,070)	—
Accumulated other comprehensive (loss) income	(16)	214
Shareholders' equity	1,195,854	614,432
Non-controlling interest in equity of consolidated subsidiaries	124,956	99,065
Total equity	1,320,810	713,497
Total liabilities and equity	$1,682,136	$1,404,740

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FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Dollar amounts in thousands, unless otherwise noted)

	Nine Months Ended September 30,
	2015	2014
Cash flows from operating activities:
Net (loss) income	$(19,384)	$2,361
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in loss (earnings) of unconsolidated entities	7,118	(4,831)
Gain on sale of equipment	(2,037)	(4,064)
Security deposits and maintenance claims included in earnings	(439)	—
Equity-based compensation	3,694	284
Depreciation and amortization	32,875	8,741
Change in current and deferred income taxes	127	714
Change in fair value of non-hedge derivative	14	19
Amortization of lease intangibles and incentives	5,380	1,652
Amortization of deferred financing costs	1,101	188
Operating distributions from unconsolidated entities	160	6,942
Bad debt expense	255	175
Other	(362)	(9)
Change in:
Accounts receivable	(2,718)	(4,917)
Other assets	(3,540)	(4,365)
Accounts payable and accrued liabilities	4,109	(32,884)
Management fees payable to affiliate	(1,207)	434
Other liabilities	1,724	1,774
Net cash provided by (used in) operating activities	26,870	(27,786)

Cash flows from investing activities:
Change in restricted cash	4,915	(6,120)
Investment in notes receivable	(10,776)	—
Construction deposit related to vessel	—	(3,725)
Principal collections on finance leases	17,412	9,028
Acquisition of leasing equipment	(136,672)	(215,770)
Acquisition of property plant and equipment	(88,068)	(16,038)
Acquisition of lease intangibles	(2,447)	(3,745)
Acquisition of CMQR	—	(11,308)
Acquisition of Jefferson Terminal	—	(47,811)
Acquisition of pre-existing debt relationships	—	(97,616)
Purchase deposit for aircraft and aircraft engines	(250)	(7,427)
Proceeds from sale of leasing equipment	9,000	18,975
Proceeds from sale of property, plant and equipment	253	428
Proceeds from sale of equipment held for sale	—	135
Return of capital distributions from unconsolidated entities	2,921	6,307
Net cash used in investing activities	$(203,712)	$(374,687)

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FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Dollar amounts in thousands, unless otherwise noted)

	Nine Months Ended September 30,
	2015	2014
Cash flows from financing activities:
Proceeds from debt	$200	$175,349
Repayment of debt	(19,764)	(26,886)
Payment of deferred financing costs	—	(4,793)
Receipt of security deposits	1,695	1,974
Return of security deposits	(710)	(500)
Receipt of maintenance deposits	7,127	2,274
Release of maintenance deposits	(10,673)	—
Proceeds from issuance of common shares, net of underwriter's discount	354,057	—
Common shares issuance costs	(2,998)	—
Capital contributions from shareholders	295,879	290,930
Capital distributions to shareholders	(44,917)	(43,410)
Capital contributions from non-controlling interests	34,787	43,612
Capital distributions to non-controlling interests	(309)	(422)
Cash dividends paid	(11,358)	—
Net cash provided by financing activities	603,016	438,128

Net increase in cash and cash equivalents	426,174	35,655
Cash and cash equivalents, beginning of period	22,125	7,236
Cash and cash equivalents, end of period	$448,299	$42,891

Supplemental disclosure of non-cash investing and financing activities:
Acquisition of leasing equipment	$(1,083)	$(25,748)
Acquisition of CMQR	$—	$(2,991)
Acquisition of Jefferson	$—	$(38,207)
Acquisition of property, plant and equipment	$(59)	$(5,000)
Settled and assumed security deposits	$2,463	$940
Billed, assumed and settled maintenance deposits	$(2,710)	$13,042
Non-cash contribution of non-controlling interest	$—	$38,207
Common share issuance costs	$(1,908)	$—
Change in fair value of cash flow hedge	$(230)	$(25)

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Key Performance Measures

Management utilizes Adjusted Net Income and Adjusted EBITDA as performance measures. Adjusted Net Income is the key performance measure and reflects the current management of our businesses and provides us with the information necessary to assess operational performance as well as make resource and allocation decisions. Adjusted Net Income should not be considered as an alternative to net income attributable to shareholders as determined in accordance with Generally Accepted Accounting Principles (“GAAP”).

Adjusted Net Income is defined as net income attributable to shareholders, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, and equity in earnings of unconsolidated entities; (b) to include the impact of cash income tax payments, our pro-rata share of the Adjusted Net Income from unconsolidated entities (collectively “Adjusted Net Income”), and (c) to exclude the impact of the non-controlling share of Adjusted Net Income. We evaluate investment performance for each reportable segment primarily based on Adjusted Net Income. We believe that net income attributable to shareholders as defined by GAAP is the most appropriate earnings measurement with which to reconcile Adjusted Net Income.

The following table presents our consolidated reconciliation of net income attributable to shareholders to Adjusted Net Income for the three and nine months ended September 30, 2015 and September 30, 2014:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Net (loss) income attributable to shareholders	$(11,738)	$4,031	$(7,127)	$4,105
Add: Provision for income taxes	150	156	646	714
Add: Equity-based compensation expense	1,094	284	3,694	284
Add: Acquisition and transaction expenses	2,206	808	4,172	11,281
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	5	(1)	14	19
Add: Asset impairment charges	—	—	—	—
Add: Pro-rata share of Adjusted Net Income from unconsolidated entities (1)	924	1,762	3,390	4,893
Add: Incentive allocations	—	—	—	—
Less: Cash payments for income taxes	3	—	(507)	—
Less: Equity in earnings of unconsolidated entities	9,584	(1,700)	7,118	(4,831)
Less: Non-controlling share of Adjusted Net Income (2)	(370)	(233)	(1,050)	(233)
Adjusted Net Income	$1,858	$5,107	$10,350	$16,232

(1)	Pro-rata share of Adjusted Net Income from unconsolidated entities includes the Company’s proportionate share of the unconsolidated entities’ net income adjusted for asset impairment charges of $10,508 for the three and nine months ended September 30, 2015. Pro-rata share of Adjusted Net Income from unconsolidated entities includes the Company’s proportionate share of the unconsolidated entities’ net income adjusted for loss on extinguishment of debt of $62 for the three and nine months ended September 30, 2014.

(2)	Non-controlling share of Adjusted Net Income is comprised of the following for the three months ended September 30, 2015 and 2014, respectively: (i) equity-based compensation of $368 and $114, (ii) provision for income tax of $1 and $119, and (iii) cash tax payments of $1 and $0. Non-controlling share of Adjusted Net Income is comprised of the following for the nine months ended September 30, 2015 and 2014, respectively: (i) equity-based compensation of $1,099 and $114, (ii) provision for income tax of $21 and $119, and (iii) cash tax payments of $(70) and $0.

In addition, we view Adjusted EBITDA as a secondary measurement to Adjusted Net Income, which serves as a useful supplement to investors, analysts and management to measure operating performance of deployed assets and to compare the Company’s operating results to the operating results of our peers and between periods on a consistent basis. Adjusted EBITDA may not be comparable to similarly titled measures of other companies because other entities may not calculate Adjusted EBITDA in the same manner.

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Adjusted EBITDA is defined as net income attributable to shareholders, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, and interest expense; (b) to include the impact of principal collections on direct finance leases (collectively, “Adjusted EBITDA”) and our pro-rata share of Adjusted EBITDA from unconsolidated entities; and (c) to exclude the impact of equity in earnings of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net income attributable to shareholders to Adjusted EBITDA for the three and nine months ended September 30, 2015 and September 30, 2014:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Net (loss) income attributable to shareholders	$(11,738)	$4,031	$(7,127)	$4,105
Add: Provision for income taxes	150	156	646	714
Add: Equity-based compensation expense	1,094	284	3,694	284
Add: Acquisition and transaction expenses	2,206	808	4,172	11,281
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	5	(1)	14	19
Add: Asset impairment charges	—	—	—	—
Add: Incentive allocations	—	—	—	—
Add: Depreciation & amortization expense (3)	13,015	4,914	38,255	10,393
Add: Interest expense	4,668	1,348	14,240	2,920
Add: Principal collections on direct finance leases	11,270	3,363	17,412	9,028
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (4)	5,369	17,351	16,200	33,946
Less: Equity in earnings of unconsolidated entities	9,584	(1,700)	7,118	(4,831)
Less: Non-controlling share of Adjusted EBITDA (5)	(3,004)	(795)	(9,041)	(978)
Adjusted EBITDA	$32,619	$29,759	$85,583	$66,881

(3)	Depreciation and amortization expense includes $11,548 and $4,118 of depreciation and amortization expense, $1,405 and $796 of lease intangible amortization, and $62 and $0 of amortization for lease incentives in the three months ended September 30, 2015 and 2014, respectively. Depreciation and amortization expense includes $32,875 and $8,741 of depreciation and amortization expense, $5,198 and $1,652 of lease intangible amortization, and $182 and $0 of amortization for lease incentives in the nine months ended September 30, 2015 and 2014, respectively.

(4)	Non-controlling share of Adjusted EBITDA is comprised of the following items for the three months ended September 30, 2015 and 2014: (i) equity based compensation of $368 and $114, (ii) provision for income taxes of $1 and $119, (iii) interest expense of $1,185 and $206, and (iv) depreciation and amortization expense of $1,450 and $356, respectively. Non-controlling share of Adjusted EBITDA is comprised of the following items for the nine months ended September 30, 2015 and 2014: (i) equity based compensation of $1,099 and $114, (ii) provision for income taxes of $21 and $119, (iii) interest expense of $3,630 and $277, and (iv) depreciation and amortization expense of $4,291 and $468, respectively.

(5)

The Company uses Funds Available for Distribution (“FAD”) in evaluating its ability to meet its stated dividend policy. FAD is not a financial measure in accordance with GAAP. The GAAP measure most directly comparable to FAD is net cash provided by operating activities. The Company believes FAD will be a useful metric for investors and analysts for similar purposes. The Company defines FAD as: net cash provided by (used in) operating activities plus principal collections on finance leases, proceeds from sale of assets, and return of capital distributions from unconsolidated entities, less required payments on debt obligations and capital distributions to non-controlling interest, and excluding changes in working capital.

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The following table sets forth a reconciliation of net cash provided by operating activities to FAD for the nine months ended September 30, 2015 and 2014:

	Nine Months Ended
	September 30, 2015	September 30, 2014
	(in thousands)
Net Cash Provided by (Used in) Operating Activities	$26,870	$(27,786)
Add: Principal Collections on Finance Leases	17,412	9,028
Add: Proceeds from sale of assets	9,253	19,538
Add: Return of Capital Distributions from Unconsolidated Entities	2,921	6,307
Less: Required Payments on Debt Obligations	(19,764)	(26,886)
Less: Capital Distributions to Non-Controlling Interest	(309)	(422)
Exclude: Changes in Working Capital	1,632	39,958
Funds Available for Distribution (FAD)	$38,015	$19,737

The following tables set forth a reconciliation of net cash provided by operating activities to FAD for the three and nine months ended September 30, 2015:

	Three Months Ended September 30, 2015
	(in thousands)
	Equipment Leasing	Infrastructure	Corporate	Total
Funds Available for Distribution (FAD)	$33,368	$(8,096)	$(9,388)	$15,884
Less: Principal Collections on Finance Leases				(11,270)
Less: Proceeds from sale of assets				(7,628)
Less: Return of Capital Distributions from Unconsolidated Entities				(1,637)
Add: Required Payments on Debt Obligations				11,131
Add: Capital Distributions to Non-Controlling Interest				55
Include: Changes in Working Capital				5,704
Net Cash from Operating Activities				$12,239

	Nine Months Ended September 30, 2015
	(in thousands)
	Equipment Leasing	Infrastructure	Corporate	Total
Funds Available for Distribution (FAD)	$78,177	$(20,597)	$(19,565)	$38,015
Less: Principal Collections on Finance Leases				(17,412)
Less: Proceeds from sale of assets				(9,253)
Less: Return of Capital Distributions from Unconsolidated Entities				(2,921)
Add: Required Payments on Debt Obligations				19,764
Add: Capital Distributions to Non-Controlling Interest				309
Include: Changes in Working Capital				(1,632)
Net Cash from Operating Activities				$26,870

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FAD is subject to a number of limitations and assumptions and there can be no assurance that the Company will generate FAD sufficient to meet its intended dividends. FAD has material limitations as a liquidity measure of the Company because such measure excludes items that are required elements of the Company’s net cash provided by operating activities as described below. FAD should not be considered in isolation nor as a substitute for analysis of the Company’s results of operations under GAAP and it is not the only metric that should be considered when evaluating the Company’s ability to meet its stated dividend policy. Specifically: (i) FAD does not include equity capital raised, proceeds from any debt issuance or future equity offering, historical cash and cash equivalents and expected investments in the Company’s operations; (ii) FAD does not give pro forma effect to prior acquisitions, certain of which cannot be quantified; (iii) While FAD reflects the cash inflows from sale of certain assets, FAD does not reflect the cash outflows to acquire assets as the Company relies on alternative sources of liquidity to fund such purchases; (iv) FAD does not reflect expenditures related to capital expenditures, acquisitions and other investments as the Company has multiple sources of liquidity and intends to fund these expenditures with future incurrences of indebtedness, additional capital contributions and/or future issuances of equity; (v) FAD does not reflect any maintenance capital expenditures necessary to maintain the same level of cash generation from our capital investments; (vi) FAD does not reflect changes in working capital balances as management believes that changes in working capital are primarily driven by short term timing differences which are not meaningful to the Company’s distribution decisions; and (vii) Management has significant discretion to make distributions and the Company is not bound by any contractual provision that requires it to use cash for distributions. If such factors were included in FAD, there can be no assurance that the results would be consistent with the Company’s presentation of FAD.

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